UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 June 7, 2001
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 340
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

ITEM 9.  Regulation FD

On June 7, 2001, George Cates made the following slide presentation at the NAREIT Institutional Investor Forum held in San Francisco, California

Mid-America Apartment Communities, Inc. (MAA)

Mid-America Apartment Communities (MAA:NYSE)
--------------------------------------------
*  34,025 apartment units
*  Experience: 25 years
*  Strong long term job growth markets: southeast, south central, Texas
*  Under-valued stock; NPV 20+% above market
*  Completion of development program adds share value and earnings, reduces risk
*  Attractive, safe dividend yield

Diversifeid Portfolio
Thirteen States
--------------------------------------------
[Pie chart plotted from data below]

18%    Major Metro (>2.5m)
41%    Large Metro (1m-2.5m)
42%    Medium Sized Cities (<1m)

Portfolio, operating excellence
--------------------------------------------
*  Among newest in sector (~12 years)
*  Most  independent,   third-party   recognition  of  portfolio  and  operating
   excellence
*  Outstanding physical condition of properties
*  Improves continuously: systematic capital infusion
*  Selective, routine asset sales optimize portfolio
*  $300 million of new development past 3+ years

Reserve st Dexter Lake
Memphis, TN
--------------------------------------------
[Photos of Reserve at Dexter Lake]
Another award winner

Basic strategic choices:
differing risks, similiar returns
--------------------------------------------
*  Smaller dividend (7%), faster earnings (7%)
  -  Use of retained capital: for better or worse
  -  Dividend more taxable: lower return of capital
  -  Higher risks
*  Larger dividend (9%), slower earnings (5%)
  -  Lower risk gives higher true return (value+cash)
  -  Optimum return with dividends reinvested
  -  2/3 of owners are retail: like & enjoy cash
*  Maximize overall return with lower risk

MAA: Conservative, safe income
--------------------------------------------
*  Income stream from stable asset base:
  -  no development fee dependency
    +  development now less than 0.4% of total assets
  -  no "deal" dependency
*  High dividend yield reduces risk and volatility
*  Greater focus on value/share versus FFO/share
*  Target 15% total return (dividends plus value growth)
  -  18.6% compounded (NAV+cash) since IPO
  -  NPV above NAV; forward impact of development

NAV Per Share Growth
Since IPO
--------------------------------------------
[Linear graph plotted from data below]

IPO         $16.21
94          $21.43
95          $25.45
96          $26.14
97          $26.90
98          $26.20
99          $27.25
00          $27.75
01Current   $27.80

Growth inevitably flattened somewhat during development phase; expected to increase significantly in 2002 as development becomes fully productive.

MAA Balanced Strategy:
Best Use of Capital
--------------------------------------------
*  focus is on share value growth
  -  development
  -  redevelopment
  -  acquisitions
  -  dispositions
  -  share repurchase
  -  M&A
*  each at its optimum time
*  flexible, no rigid commitment to single tactic

Contrasting Strategy:
Development
--------------------------------------------
*  requires low debt balance sheet, not optimal for multi-family ownership
*  highest risk
  -  cost, schedules, lease-up difficult to predict accurately
  -  profitable opportunities unavailable for entire cycle
  -  MAA began reducing development risk in 1998

Contrasting Strategy: Size
--------------------------------------------
*  External growth
  -  economies of scale are limited
    +  achieved routinely at 15-20K units
  -  jeopardize quality of portfolio; increasingly a commodity
  -  diminishing returns: geometric leaps required

Contrasting Strategy:
"Financial Engineering"
--------------------------------------------
*  Diminishing asset quality as portfolio decapitalized
  -  performance drops inevitably as portfolio condition weakens
*  Growth rate unsustainable
  -  shrinking supply, second tier product & paper
  -  dependence upon favorable spread investing
*  Financing dependency; high risk
*  Difficult to comprehend what's really going on
Flexibility for all phases of cycles - MAA contrast
with riskier single-purpose strategies
--------------------------------------------
*  Capital cost and supply/demand are cyclical
*  MAA adjusts investment tactics accordingly:
  -  Acquire/reposition: $1+ billion 1994-1997
  -  Develop: $300 million 1997-2000
    +  Sold development/construction subsidiary at market peak, reducing risk
  -  Joint venture: $100+ million, Blackstone 1999
  -  Sell assets: $200 million 1999-2001
  -  Repurchase shares: $42 million 1999-2001
*  Return on assets consistently in peer leader group
Latest: First quarter, 2001
--------------------------------------------
*  Exceeded expectations, 69cents/share FFO
  -  7th consecutive quarter of meeting or beating consensus
  -  Overall return +14% 2001 YTD
    +   #2 of peer group (11 REITs with 25,000+ units)
*  New development properties leasing well
*  Same-store occupancy 95%, resident turnover down 2%
*  Conventional floating rate debt now 9% of total
Development Pipeline
--------------------------------------------
*  Little remaining development risk
  -  Single  property  from  $300  million  development   pipeline  remaining to
     complete; only $17MM to fund in 2001
  - Four lease-up properties; each fully completed and average 74% leased (two above 80% occupied)
*  High quality properties adding to value
* New development diluted earnings 1998 - 2000; now adding to value, earnings, cash flow
*  Completion of development increases flexibility
Looking Ahead
--------------------------------------------
*  Improving opportunities to "unlock" NAV
*  Increasingly harvest development investment
*  Seeking redevelopment j.v. opportunities
*  Dividend coverage steadily increases
*  Debt ratio steadily decreases
*  Flexible, opportunistic - as for 25 years

Investment Summary
--------------------------------------------
* Strategic focus: growth of True Return (intrinsic value growth + dividend) per share
*  High insider ownership
*  Experienced management
*  Undervalued shares: $27 market price at sector average FFO multiple
*  High, safe, growing dividend

A PDF file of this presentation is available on our web site, www.maac.net

Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements about anticipated growth rate of revenues and expenses, anticipated lease-up (and rental concessions) at development properties, costs remaining to complete development properties, planned disposition, disposition pricing, and planned acquisitions and developments. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, construction delays that could cause additional apartment units to reach the market later than anticipated, changes in interest rates, and other items that are difficult to control such as insurance rates, increases in real estate taxes ,and other general risks inherent in the apartment business. Reference is hereby made to the filings of Mid-America
Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchnage Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  June 8, 2001                 /s/Simon R.C. Wadsworth
                                    Simon R.C. Wadsworth
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)